UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Brigham Minerals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, MAY 28, 2020

The following Notice of Change of Location relates to the notice of meeting and proxy statement of Brigham Minerals, Inc. (“Brigham Minerals” or the “Company”) dated April 17, 2020 (the “Proxy Statement”) furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on Thursday, May 28, 2020 (the “Annual Meeting”). This Notice, along with a copy of a press release issued by the Company about the change of location, is being filed with the Securities and Exchange Commission and made available to stockholders of the Company on or about May 11, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT

Notice of Change of Location of Annual Meeting of Stockholders

Due to public health concerns posed by the COVID-19 pandemic, a no visitor policy that we expect to implement when our corporate office reopens on or around May 18, 2020 and to support the health and well-being of our stockholders, NOTICE IS HEREBY GIVEN that the location of the Annual Meeting of Stockholders of Brigham Minerals, Inc. has been changed to a virtual only meeting to be held at the previously scheduled date and time on Thursday, May 28, 2020 at 2:00 p.m. Central Time. The virtual meeting can be accessed at www.virtualshareholdermeeting.com/MNRL2020. Stockholders will not be able to attend the Annual Meeting in person this year. The only items of business are the same as set forth in the Annual Meeting notice and proxy materials previously mailed or made available to you. The proxy materials contain important information regarding the matters to be acted upon at the Annual Meeting, and we encourage you to read them.

You are entitled to access and participate in the virtual Annual Meeting, including asking questions, examining the list of stockholders entitled to vote at the Annual Meeting and voting your shares, if you were a stockholder as of the close of business on March 31, 2020 (the record date for the Annual Meeting) or hold a legal proxy for the Annual Meeting provided by a bank, broker, or nominee.

To attend the virtual Annual Meeting, you must use the link provided above and enter the 16-digit number found on your proxy card or notice of internet availability of proxy materials that you previously received with the proxy materials. You may vote and ask questions during the Annual Meeting by following the instructions available on the meeting website during the meeting. We encourage you to access the meeting in advance of the designated start time to allow time for you to log-in and test your device’s audio system.

All stockholders - whether attending the virtual Annual Meeting or not - are encouraged to vote and submit their proxies in advance of the meeting by one of the methods described in the proxy materials. Please note that the proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote shares in connection with the Annual Meeting. Stockholders who have submitted a proxy over the Internet, by telephone or by mail, do not need to take any further action. A list of stockholders entitled to vote at the Annual Meeting will be available to stockholders participating in the virtual Annual Meeting at www.virtualshareholdermeeting.com/MNRL2020.

Sincerely,

Kari A. Potts
Corporate Secretary

Dated and first made

available to stockholders

on or about May 11, 2020

Access to the Annual Meeting on Thursday, May 28, 2020 at 2:00 p.m.

Central Time will be available at:

www.virtualshareholdermeeting.com/MNRL2020

The proxy statement

and the Company’s 2019 annual report are available at:

www.proxyvote.com

NEWS RELEASE

Brigham Minerals, Inc. to Hold Virtual-Only Annual Meeting of Stockholders

5/11/2020

AUSTIN, Texas—(BUSINESS WIRE)— Brigham Minerals, Inc. (NYSE: MNRL) (“Brigham Minerals”) today announced that it will host its 2020 Annual Meeting of Stockholders (“Annual Meeting”) in a virtual only format due to public health concerns posed by the COVID-19 pandemic, a no visitor policy that we expect to implement when our corporate office reopens on or around May 18, 2020 and to support the health and well-being of its stockholders. The Annual Meeting will be held on Thursday, May 28, 2020 at 2:00 p.m. Central Time as previously scheduled. Stockholders will not be able to attend the Annual Meeting in person this year.

As described in the proxy materials, stockholders as of the close of business on March 31, 2020 (the record date for the Annual Meeting), or who hold a legal proxy for the Annual Meeting provided by their bank, broker, or nominee, are entitled to access and participate in the virtual Annual Meeting, including asking questions, examining the list of stockholders entitled to vote at the Annual Meeting and voting their shares. To attend and participate in the virtual Annual Meeting, stockholders should visit www.virtualshareholdermeeting.com/MNRL2020 and enter the 16-digit number found on the proxy card or notice previously provided. We encourage you to access the meeting in advance of the designated start time to allow time for you to log-in and test your device’s audio system.

We encourage all stockholders - whether attending the virtual Annual Meeting or not - to vote and submit their proxies in advance of the meeting by one of the methods described in the proxy materials.

For further information, please refer to Brigham Mineral’s Notice of 2020 Annual Meeting of Stockholders and Proxy Statement, filed with the Securities and Exchange Commission (the “SEC”) on April 17, 2020, as well as the additional proxy materials filed with the SEC on May 11, 2020. These proxy materials contain important information regarding the matters to be acted upon at the Annual Meeting, and we encourage you to read them.

About Brigham Minerals, Inc.

Brigham Minerals is an Austin, Texas based company that acquires and actively manages a portfolio of mineral and royalty interests in the core of some of the most active, highly economic, liquids-rich resource basins across the continental United States. Brigham Minerals’ assets are located in the Permian Basin in Texas and New Mexico, the SCOOP and STACK plays in the Anadarko Basin of Oklahoma, the Denver-Julesburg (“DJ”) Basin in Colorado and Wyoming, and the Williston Basin in North Dakota. The Company’s primary business objective is to maximize risk-adjusted total return to its shareholders by both capturing organic growth in its existing asset as well as leveraging its highly experienced technical evaluation team to continue to acquire minerals.

At the Company:

Brigham Minerals, Inc.

Blake Williams

Chief Financial Officer

(512) 220-6350

Or

For Investor and media Inquiries:

Lincoln Churchill Advisors

Julie D. Baughman

(512) 220-1500

InvestorRelations@brighamminerals.com

Source: Brigham Minerals, Inc.